SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under 14a-12

AKERNA CORP.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

AKERNA CORP.
1550 Larimer Street #246

Denver, Colorado 80202

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 30, 2022

To the Stockholders of Akerna Corp.:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Akerna Corp. (the “Company”), to be held at 201 Milwaukee St Unit 200, Denver, CO 80206, on August 30, 2022, at 9:00 a.m., Mountain Time, to consider and vote upon the following proposals:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.0001 (the “Common Stock”), at a ratio of 1-to-20 and to be effective upon a date to be determined by the Company’s board of directors no later than 3 months of approval by stockholders (the “Board”);

2.	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split (the “Adjournment Proposal”); and

3.	Such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT AND “FOR” THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on July 18, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any postponement(s) or adjournment(s) thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement(s) or adjournment(s) thereof. Each share of our Common Stock is entitled to one vote for each of the matter to be voted on at the Special Meeting. Our special voting share is entitled to one vote per a Common Stock equivalent pursuant to its terms for each matter to be voted on at the Special Meeting.

A list of stockholders as of the Record Date will be available at the Special Meeting for inspection by any stockholder. Stockholders will need to register at the Special Meeting to attend the Special Meeting. If your shares of Common Stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Special Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with proper proxy documentation that shows your ownership of shares as of the Record Date and your right to vote such shares at the Special Meeting. Please bring that documentation to the Special Meeting.

Your vote is important. You are requested to carefully read the accompanying Proxy Statement for a more complete statement of matters to be considered at the Special Meeting. The approval of a majority of the issued and outstanding voting stock of the Company entitled to vote at the Special Meeting as of the Record Date is required to approve the Reverse Stock Split. The affirmative vote of a majority of the votes cast by holders of voting stock present in person or represented by proxy and entitled to vote at the Special Meeting is required to approve the Adjournment Proposal.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained there on to vote on the Internet. If you grant a proxy, you may revoke it at any time prior to the Special Meeting or vote in person at the Special Meeting. If you received the accompanying Proxy Statement in the mail, a return envelope is enclosed for your convenience.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE REVERSE STOCK SPLIT AND “FOR” THE ADJOURNMENT PROPOSAL.

By Order of the Board,

/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer

July 28, 2022

AKENA CORP.
1550 Larimer Street #246

Denver, Colorado 80202

PROXY STATEMENT

2022 SPECIAL MEETING OF STOCKHOLDERS
to be held on August 30, 2022, at 9:00 a.m., Mountain Time at

201 Milwaukee St Unit 200, Denver, CO 80206

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

The Company has delivered these materials to you in connection with the Company’s solicitation of proxies for use at the Special Meeting of Stockholders to be held on August 30, 2022, at 9:00 a.m., Mountain Time, at 201 Milwaukee St Unit 200, Denver, CO 80206 and at any postponement(s) or adjournment(s) thereof. These materials are first being sent or given to stockholders on or about July 28, 2022. This proxy statement gives you information on the proposals to be presented at the Special Meeting so that you can make an informed decision.

In this Proxy Statement, we refer to Akerna Corp. as the “Akerna”, “Company,” “we,” “us” or “our.”

What is included in these materials?

These materials include:

●	The Notice for the Special Meeting and this Proxy Statement for the Special Meeting; and

●	The proxy card for the Special Meeting; and

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Special Meeting.

What items of business will be voted on at the Special Meeting?

The items of business scheduled to be voted on at the Special Meeting are:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.0001 (the “Common Stock”), at a ratio of 1-to-20 and to be effective upon a date to be determined by the Company’s board of directors no later than 3 months of approval by stockholders (the “Board”);

2.	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split (the “Adjournment Proposal”); and

3.	Such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

How does the Board recommend that I vote?

Reverse Stock Split

Our Board unanimously recommends that stockholders vote “FOR” the Reverse Stock Split as presented in this Proxy Statement.

Adjournment Proposal

Our Board unanimously recommends that the stockholders vote “FOR” the Adjournment Proposal as presented in this Proxy Statement.

Who can vote at the Special Meeting of Stockholders?

Stockholders who owned shares of our Common Stock on July 18, 2022 (the “Record Date”) may attend and vote at the Special Meeting. Additionally, Odyssey Trust Company as the trustee holding our outstanding special voting share may attend and vote at the Special Meeting.

How many votes am I entitled to per share?

Each share of Common Stock entitles the holder thereof to one vote on each proposal at the Special Meeting. There were ___________ shares of Common Stock outstanding on the Record Date. Additionally, our special voting share is entitled to vote a number of shares equivalent to 291,192 shares of our Common Stock on each proposal at the Special Meeting. There are no cumulative voting rights. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Other Information — Principal Stockholders” of this Proxy Statement.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company and you received a proxy card.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” delivered to you.

If I am a stockholder of record of the Company’s voting stock, how do I vote?

There are three ways to vote:

●	In person. If you are a stockholder of record, you may vote in person at the Special Meeting. The Company will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by going to www.cstproxyvote.com and using the code written on your proxy card to access your proxy electronically.

●	By Mail. You may vote by mail by filling out the proxy card that accompanies this Proxy Statement and sending it back in the envelope provided.

Even if you plan to attend the Special Meeting, it is strongly recommended you vote by proxy via the Internet or complete and return your proxy card before the Special Meeting date just in case your plans change.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By Mail. You may vote by proxy by completing the voting instruction form from your brokerage firm pursuant to the instructions provided to you by such brokerage firm, filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What is the proxy card?

The proxy card enables you to appoint Jessica Billingsley, our Chief Executive Officer and Chairman of the Board, and Dean Ditto, our Interim Chief Financial Officer, as your representatives at the Special Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date just in case your plans change. If a proposal comes up for vote at the Special Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to their best judgment to the extent permissible by applicable law.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, including this Proxy Statement and the Annual Report, stockholders may contact us as follows:

AKERNA CORP.
1550 Larimer Street #246

Denver, Colorado 80202

Attention: Secretary

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the vote on each proposal at the Special Meeting. You may vote again on a later date via the Internet (in which case only your latest Internet proxy submitted prior to the Special Meeting will be counted), by requesting, signing and returning a new proxy card or voting instruction form with a later date, or by attending the Special Meeting and voting in person if you are a stockholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary, at the Company’s headquarters at 1550 Larimer Street #246, Denver, Colorado 80202, a written notice of revocation prior to or at the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How many shares must be present or represented to conduct business at the Special Meeting?

The quorum requirement for holding the Special Meeting and transacting business is that the holders of a majority of the issued and outstanding voting shares as of the Record Date, and entitled to vote at the Special Meeting, be present in person or represented by proxy. “Broker non-votes,” which are described below, and abstentions are counted for the purpose of determining the presence of a quorum.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others who hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters.

The Reverse Stock Split and the Adjournment Proposal are “routine” and as such a matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

How many votes are required to approve each of the proposals?

Reverse Stock Split

The approval of the Reverse Stock Split requires affirmative vote of a majority of the outstanding voting stock entitled to vote on the matter at the Special Meeting as of the Record Date. Failures to vote and abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST this proposal. Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

Adjournment Proposal

The Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of voting stock present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of the Adjournment Proposal. Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Special Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” the Reverse Stock Split and “FOR” the Adjournment Proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Special Meeting?

We will announce voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who is paying for the solicitation of proxies?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

We have engaged Advantage Proxy as the proxy solicitor for the Special Meeting for a base fee of [$6,500] plus fees for additional services. We have also agreed to reimburse Advantage Proxy for its reasonable out of pocket expenses.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact Advantage Proxy toll free at (877) 870-8565, collect at (206) 870-8565 or by email to ksmith@advantageproxy.com.

Do I have any appraisal rights?

None of the Delaware General Corporation Law (the “DGCL”), our Amended and Restated Certificate of Incorporation nor our Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the proposals at this Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Are there any other matters to be handled at the Special Meeting?

We are not currently aware of any business to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting or at any adjournment(s) or postponement(s) of the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) or postponement(s) of the Special Meeting, shares of our Common Stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment to the extent permitted by applicable law.

Who can help answer my questions?

You can contact our Interim Chief Financial Officer, Dean Ditto, at (888) 932-6537 or by sending a letter to Dean Ditto at the Company’s headquarters at Akerna Corp., 1550 Larimer Street #246, Denver, Colorado 80202 with any questions about the proposals described in this Proxy Statement or how to execute your vote.

How can I obtain the Company’s 2022 Annual Report?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 has been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Akerna Corp. 1550 Larimer Street #246, Denver, Colorado 80202 Attention: Secretary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 30, 2022

The Notice of Special Meeting of Stockholders, Proxy Statement for the Special Meeting and Proxy Card are available at www.cstproxy/akerna/sm2022. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the Securities and Exchange Commission.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this Proxy Statement. These forward-looking statements include but are not limited to statements and information concerning statements regarding:

●	our consummation and timing of the Reverse Stock Split;

●	the intended benefits of the Reverse Stock Split, including that the Reverse Stock Split is in the best interests of the Company’s stockholders, is expected to result in an increase to the per share trading price of our Common Stock, and is expected to make such Common Stock more attractive to a broader range of institutional and other investors; and

●	the market’s near and long term reaction to the Reverse Stock Split.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often but not always using phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, will occur or be achieved) are not statements of historical fact and may be forward-looking statements and are intended to identify forward-looking statements.

These forward-looking statements are based on the beliefs of the management of the Company as well as on assumptions that such management believes to be reasonable, based on information currently available at the time such statements were made.  However, there can be no assurance that forward-looking statements will prove to be accurate.  Such assumptions and factors include, among other things, the anticipated benefits and risks of the Reverse Stock Split, as further provided and described below.

By their nature, forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements.  Forward-looking statements are subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

●	difficulties, delays, unanticipated costs or our inability to consummate the Reverse Stock Split on the expected terms and conditions or timeline;

●	difficulties, delays or the inability to increase the per share trading price of our Common Stock as a result of the Reverse Stock Split, including future decreases in the price of Common Stock due to, among other things, the announcement of the Reverse Stock Split or our inability to make our Common Stock more attractive to a broader range of institutional or other investors, as a result of, among other things, investors viewing the Reverse Stock Split negatively or due to future financial results, market conditions, the market perception of our business, our inability to realize anticipated cost reductions or other factors adversely affecting the market price of our Common Stock, notwithstanding the Reverse Stock Split or otherwise;

●	unanticipated negative reactions to the Reverse Stock Split or unanticipated circumstances or results that could negatively affect interest in our Common Stock by the investment community; or

●	general business, economic, competitive, political, regulatory and social uncertainties; risks related to competition; risks related to factors beyond the control of the Company; the global economic climate; the execution of strategic growth plans; insurance risks; and litigation.

This list is not exhaustive of the factors that may affect any of the forward-looking statements of the Company. Forward-looking statements are statements about the future and are inherently uncertain. Actual results could differ materially from those projected in the forward-looking statements as a result of the matters set out in this Proxy Statement generally and certain economic and business factors, some of which may be beyond the control of the Company.   Some of the important risks and uncertainties that could affect forward-looking statements are described further under the proposals contained in this Proxy Statement.  The Company does not intend, and does not assume, any obligation to update any forward-looking statements, other than as required by applicable law.  For all of these reasons, Company stockholders should not place undue reliance on forward-looking statements.

PROPOSAL ONE — REVERSE STOCK SPLIT

General

Our Board has unanimously determined that it is in the best interests of the Company and our stockholders to amend Article IV.A of the Certificate of Incorporation (such amendment as shown in Appendix B) to effect a reverse stock split of our issued and outstanding shares of Common Stock at a ratio of 20 to 1 and effective upon a date to be determined by the Board to be no later than three months following approval by the stockholders (the “Reverse Stock Split”).

Reasons for the Reverse Stock Split

NASDAQ Deslisting Notice

We have received a delisting notice from The NASDAQ Stock Market. Our Common Stock may be involuntarily delisted from trading on The NASDAQ Capital Market if we fail to regain compliance with the minimum closing bid price requirement of $1.00 per share of Common Stock. A delisting of our Common Stock is likely to reduce the liquidity of our Common Stock and may inhibit or preclude our ability to raise additional financing and may also materially and adversely impact our credit terms with our vendors.

The quantitative listing standards of The NASDAQ Stock Market, or NASDAQ, require, among other things, that listed companies maintain a minimum closing bid price of $1.00 per share. We failed to satisfy the minimum bid price threshold for 30 consecutive trading days and on May 24, 2022, we received a letter from NASDAQ indicating our deficiency and that we have been provided an initial period of 180 calendar days, or until November 21, 2022, in which to regain compliance. If at any time during this 180-day compliance period the closing bid price of our common stock is at least $1.00 per share for a minimum of ten consecutive business days, then the Nasdaq Stock Market will provide us with written confirmation of compliance and the matter will be closed.

If the Company does not regain compliance within the 180-day grace period, it may be eligible to receive an additional 180-day grace period; provided that the Company meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirements, and provides written notice of its intention to cure the bid price deficiency during the second 180-day grace period, by effecting a reverse stock split, if necessary.

The last reported sale price of our Common Stock on the Nasdaq Capital Market on July 13, 2022 was $0.1480 per share. In consideration of (i) the low trading price creating greater volatility in the trading of the Common Stock on the NASDAQ and (b) the Company’s need to drastically increase the closing bid price in the Company’s Common Stock in the near future to maintain a listing on the NASDAQ, the Board believes that it is in the best interests of stockholders and the Company to increase the stock price by conducting the Reverse Stock Split.

Based on the last sale price of our Common Stock on the Nasdaq Capital Market on July 13, 2022 of $0.1480, the Reverse Stock Split of 20 to 1 would yeild a price per share of $2.96, which management of the Company believes should be sufficient to ensure compliance with the NASDAQ listing requirements even with expected fluctuations in the price per share following the Reverse Stock Split.

If our stockholders do not approve the Reverse Stock Split, the Company may be delisted from the NASDAQ Capital Market due to our failure to maintain a minimum bid price for our Common Stock of $1.00 per share as required by the NASDAQ Marketplace Rules. Even if the Company effects the Reverse Stock Split, the Company may still be subject to delisting if the bid price of the Common Stock fails to stay above $1.00 for the required 10 trading day period.

Convertible Note Obligations

On October 5, 2021, we entered into an Securities Purchase Agreement (the “SPA”) with certain purchasers in relation to the sale and purchase of Senior Convertible Notes of the Company (“Senior Convertible Notes”). Under the terms of the SPA and the Senior Convertible Notes, the Company is required to reserve 200% of the maximum number of shares of Common Stock issuable upon conversion of all the Senior Convertible Notes then outstanding assuming for purposes thereof that (x) the Senior Convertible Notes are convertible at the alternate conversion price assuming an alternate conversion date as of such applicable date of determination, and (y) any such conversion shall not take into account any limitations on the conversion of the Senior Convertible Notes set forth in the Senior Convertible Notes. The alternate conversion price is defined as that price which shall be the lower of (i) the applicable conversion price as in effect on the applicable conversion date of the applicable alternate conversion and (ii) the greater of (x) the floor price then in effect and (y) 80% of the Market Price as of such alternate conversion date with respect thereto.

The conversion price of the Senior Convertible Notes is subject to adjustment in the event the Company issues common stock or securities convertible into common stock at a price lower than the then-current conversion price. As a result of the Company’s recent offering of units, upon agreement with the holders of the Senior Convertible Notes, the conversion price of the Senior Convertible Notes was adjusted from $4.05 to $0.3105.

As a result of this adjustment, the conversion price is lower than the floor price and the required reserve amount of shares of Common Stock is therefore determined with the conversion price. Based on the approximately $14.66 million principal amount of Senior Convertible Notes outstanding, the Senior Convertible Notes would be convertible into 47,214,170 shares of our common stock and the required reserve amount is currently 94,428,340 shares.

As of July 13, 2020, the Company had 79,166,183 shares of Common Stock outstanding as of July 13, 2022, 1,108,600 shares of Common Stock issuable upon exercise of pre-funded warrants, 51,465,973 shares of Common Stock issuable upon the exercise of warrants, 398,595 shares of Common Stock issuable issuable upon vesting of outstanding restricted stock units and restricted stock awards, 291,192 shares of Common Stock issuable upon conversion of exchangeable shares, 3,580,126 shares of Common Stock reserved for future issuance under our equity incentive plan and 13,695,651 shares of Common Stock issuable upon exercise of the option granted to the undertwriter in the Company’s recent unit offering and related underwriter’s warrants. This totals 149,706,320 shares of Common Stock issued and outstanding or reserved for issuance under outstanding securities of the Company. The Company’s authorized capital is currenlty 150,000,000. Therefore, only 293,680 shares of Common Stock remain available for issuance or reservation for issuance.

While the holders of the Senior Convertible Notes waived their share reserve in relation to the Company’s completion of its recent unit offering and the issuance of the securities thereunder and upon exercise of such securities, the terms of the SPA and the Senior Convertible Notes require the Company to seek to increase its authorized capital at a special meeting of the stockholders to be held within 60 days of the Company’s failure to have sufficient shares of Common Stock reserved.

If the Company cannot reserve sufficient shares under the Senior Convertible Notes or is otherwise unable to issue shares of common stock upon conversion of the Senior Convertible Notes, the Company will be required to settle such obligations in cash amounts as they become due and payable as calculated pursuant to the terms of the Senior Convertible Notes.

The Board considered the considerable dilution in settling the Senior Convertible Notes in shares of Common Stock would have on current stockholders, but given the Company’s current cash position, the Board has determined that not having the flexibility to settle the obligations of the Senior Convertible Notes in shares of Common Stock and perhaps having to settle those obligations, in whole or in part, in cash would potentially materially, negatively impact the Company’s business plans and not be in the best interests of the Company’s stockholders despite the dilutive effect of settling such securities in shares of Common Stock. To the extent our cash and cash equivalents are insufficient to enable us to make cash payments with respect to the Senior Convertible Notes and the number of shares of Common Stock required to settle those obligations is beyond our authorized capital, if we are unable to negotiate a settlement or restructuring with the holders of such notes or the persons entitled to the earn-out payment, we may be subject to a lawsuit, foreclosure on the Senior Convertible Notes and may be required to seek protection under the federal bankruptcy laws

Amendments to the Certificate of Incorporation

The following paragraph will be added to the FOURTH paragraph of the Certificate of Incorporation:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every 20 shares of the Corporation’s issued and outstanding Common Stock, par value $0.0001 per share, that are issued and outstanding immediately prior to [date] shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.0001 per share, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.”

Material Effects of the Proposed Reverse Stock Split

Upon the effectiveness of the amendment to our Certificate of Incorporation effecting the Reverse Stock Split, the outstanding shares of our Common Stock will be combined into a lesser number of shares such that one share of Common Stock will be issued for 20 outstanding shares of Common Stock. In connection with the Reverse Stock Split, any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share. Even if stockholder approval of the Reverse Stock Split is obtained, the Board may abandon the Reverse Stock Split in its sole discretion if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

The Reverse Stock Split will not change the number of authorized shares of Common Stock, which will remain at 150,000,000.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to de minimus changes resulting from the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any holder of Common Stock’s proportionate voting power (ubject to de minimus changes resulting from the treatment of fractional shares).

Based on our shares of Common Stock outstanding as of the Record Date, the principal effects of the Reverse Stock Split will be that the number of shares of our Common Stock issued and outstanding will be reduced from ______ shares as of the Record Date to __________ without giving effect to any rounding up of fractional shares.

The table below sets forth, as of July 13, 2022 and for illustrative purposes only, certain effects of the Reverse Stock Split including on our total outstanding Common Stock equivalents (without giving effect to the treatment of fractional shares).

	Common Stock and Equivalents Outstanding Prior to and After Reverse Stock Split
	Shares Prior to Split	Percent of Total	After 1-for- 20 Split

Common Stock outstanding	79,166,183		3,958,309
Common Stock reserved for exchangeable shares	291,192		14,560
Common Stock underlying warrants	51,465,973		2,573,299
Common Stock underlying pre-funded warrants	1,108,600		55,430
Common Stock underlying equity awards	398,595		19,930
Common Stock reserved for conversion of Senior Convertible Notes(1)	94,428,340		12,381,757
Common Stock reserved for issuance under equity incentive plans	3,580,126		179,007
Common Stock reserved for issuance pursuant to the underwriter’s option and related underwriter warrants(2)	13,695,651		684,782
Total Common Stock and equivalents(3)	244,134,660	--	19,867,074
Common Stock available for future issuance	0	--	130,132,926

(1)	Assumes $14.66 in outstanding principal amount convertible at $0.3105 per share prior to reverse. Assumes that after the reverse the conversion price would increase to $6.21 per share and the price per share would increase to $2.96 based on the last sale price of our Common Stock on the Nasdaq Capital Market on July 13, 2022 of $0.1480. Therefore the alternate conversion price to determine the reserve amount following the Reverse Stock Split would be 80% of $2.96 equaling $2.368. This price is an estimate only based on the above stated assumptions. The actual alternate conversion price and the reserve amount requirement will fluctuate depending on the market price following the Reverse Stock Split.
(2)	The option granted to the underwriters is exercisable until August 14, 2022. Assumes the option is exercised in full and issuance of the underwriters warrants in connection with such exercise.

As illustrated by the table above, the Reverse Stock Split would significantly increase the number of authorized and unissued shares of Common Stock available to settle the exercise or conversion of our outstanding derivative securities and avoid the penalties associated with being unable to settle such conversions and exercises.

In addition, the Reverse Stock Split would significantly increase the ability of our Board to issue authorized and unissued shares in future equity financings. The Board may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange or automated quotation system on which shares of Common Stock of the Company are then quoted, listed or traded. The relative voting and other rights of holders of the Common Stock will not be altered by the availability of additional shares of Common Stock. Each share of Common Stock will continue to entitle its owner to one vote. When issued, the additional shares of Common Stock authorized by the Reverse Stock Split will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Issuance of significant numbers of additional shares of the Company’s Common Stock in the future (i) will dilute current stockholders’ percentage ownership, (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, will dilute the value of current stockholders’ shares and (iii) by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock and (iv) issuance of a material number of shares of Common Stock could create downward pressure on the per share price of the Common Stock, thereby further diminishing the value of stockholders’ shares of Common Stock.

If the Reverse Stock Split is approved, our stockholders will experience significant dilution as a result of shares of Common Stock issued pursuant to our outstanding Senior Convertible Notes and other derivative securities as set forth above. The Reverse Stock Split will increase the total number of authorized shares of Common Stock available for issuance. As a result, we would have a larger number of authorized but unissued shares from which to issue additional shares of Common Stock, or securities convertible or exercisable into shares of Common Stock, in equity or convertible debt financing transactions.

The principal effects of the Reverse Stock Split will be as follows:

●	each 20 shares of Common Stock will be combined into one new share of Common Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

●	the number of shares of Common Stock issued and outstanding will be reduced accordingly, as illustrated in the table above;

●	proportionate adjustments will be made to the per share exercise prices and/or the number of shares of Common Stock issuable upon exercise or conversion of outstanding preferred shares, options, warrants, and any other convertible or exchangeable securities, including the Company’s Senior Convertible Notes, entitling the holders to purchase, exchange for, or convert into, shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise or conversion as had been payable immediately preceding the Reverse Stock Split;

●	the Company will have available shares to conduct future equity financings;

●	the number of shares reserved for issuance or under the securities described immediately above will be reduced proportionately; and

●	the number of shares of Common Stock available for future issuance will increase accordingly, as illustrated in the table above.

Possible Anti-Takeover Implications of the Reverse Stock Split

The issuance in the future of additional shares of our Common Stock made available by the Reverse Stock Split may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of Common Stock. In addition, an increase in the number of authorized but unissued shares of our Common Stock due to the Reverse Stock Split may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. Further, the ability to issue our shares of Common Stock at a lower price may afford the Company added flexibility to deter a potential takeover of the Company by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires at a very low par value. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of Common Stock compared to the then-existing market price. The Reverse Stock Split is not being recommended by our Board as part of an anti-takeover strategy.

Reservation of Right to Delay the Filing of, or Abandon, the Reverse Stock Split

If stockholder approval is obtained to effect the Reserve Stock Split, the Board expects implement the Reverse Stock Split on or before September 2, 2022. However, the Board reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. In no event will the Board implement the Reverse Stock Split later than November 30, 2022.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Going Private Transaction

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the U.S. Exchange Act. Following the Reverse Stock Split, the Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effective Time

The proposed Reverse Stock Split would become effective as of 12:01 a.m., Eastern Time on the date specified in the amendment to the Certificate of Incorporation effecting the Reverse Stock Split as filed with the office of the Secretary of State of Delaware or such other time on that date as the Board may determine (the “Effective Time”). Except as explained above with respect to fractional shares, at the Effective Time, shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into one share of our Common Stock in accordance with the ratio of 1 for 20.

After the Effective Time, our Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Exchange Act. Unless our Common Stock is delisted by NASDAQ because of our failure to comply with the $1.00 minimum bid price requirement, our Common Stock will continue to be listed on The NASDAQ Capital Market under the symbol “KERN.”

Procedures for effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Company’s stockholders approve the Reverse Stock Split and the Board determines that it is in the Company’s best interest to effect the Reverse Stock Split, the Reverse Stock Split would become effective at such time as the amendment to the Certificate of Incorporation, the form of which is attached as Appendix B to this Proxy Statement, is filed with the Secretary of State of Delaware or such time and date as stated therein when filed.

As soon as practicable after the effective date of the Reverse Stock Split, the Company will notify its stockholders that the Reverse Stock Split has been implemented. Continental Stock Transfer & Trust Company, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares of our Common Stock will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares of our Common Stock in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the Company’s common stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect on Registered and Beneficial Holders of Common Stock

Upon the effectiveness of the Reverse Stock Split, shares of our Common Stock held by stockholders that hold their shares through a broker or other nominee will be treated in the same manner as shares held by registered stockholders that hold their shares in their names. Brokers and other nominees that hold shares of our Common Stock will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. Stockholders whose shares of our Common Stock are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

Effect on Registered “Book-Entry” Holders of Our Common Stock

Registered holders of shares of our Common Stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates evidencing their ownership of shares of our Common Stock, but generally have a statement reflecting the number of shares registered in their accounts.

Stockholders that hold registered shares of our Common Stock in book-entry form do not need to take any action to receive post-Reverse Stock Split shares. Any such stockholder that is entitled to post-Reverse Stock Split shares will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares held following the implementation of the Reverse Stock Split.

Dissenters’ Rights

Our stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Certificate of Incorporation in connection with the Reverse Stock Split.

No Effect on Authorized Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of a total of 155,000,000 authorized shares, of which 150,000,000 shares, par value $0.0001 per share, are designated as Common Stock and 5,000,000 shares, par value $0.001 per share, are designated as preferred stock. The proposed Reverse Stock Split would not impact the total authorized number of shares of preferred stock, the number of outstanding preferred shares or the par value of the preferred stock. Any conversion rights of preferred stock into the Common Stock would be effected by the Reverse Split as described below.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Certificate of Incorporation and the requirements of the Delaware General Corporation Law (the “DGCL”). We cannot assure you that any dividends will be paid in the future on the shares of Common Stock. Any declaration and payment of future dividends to holders of our Common Stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant.

Accounting Matters

The Reverse Stock Split will change the number of shares of Common Stock issued and outstanding. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to the shares of our Common Stock on our balance sheet will be reduced proportionately based on the ratio for the Reverse Stock Split to reflect the new number of shares outstanding and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated because there will be fewer shares of Common Stock outstanding.

Effect on Our Preferred Shares, Senior Secured Convertible Notes, Options and Warrants

If the Reverse Stock Split is effected, the number of shares of Common Stock issuable upon exercise or conversion of our outstanding preferred shares, stock options (including shares reserved for issuance under the Company’s stock plans) and warrants will be proportionately adjusted by the applicable administrator, using the ratio as the Reverse Stock Split, rounded up to the nearest whole share. In connection with the Reverse Stock Split, the Board or the applicable administrator will implement only applicable technical, conforming changes to the securities, including ratably reducing the authorized shares of Common Stock available for awards under the Company’s stock plans. In addition, the conversion price for each outstanding preferred share and Senior Convertible Note and the exercise price for each outstanding stock option and warrant would be increased in inverse proportion to the split ratio such that upon an conversion or exercise, the aggregate conversion price for conversion of preferred stock or Senior Convertible Notes and the aggregate exercise price payable by the optionee or warrantholder to the Company for the shares subject to the option or warrant would remain approximately the same as the aggregate exercise price prior to the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or any other of our securities.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of material United States federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. Except where noted, this summary deals only with our Common Stock that is held as a capital asset.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and United States Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below.

This summary does not address all aspects of United States federal income taxes that may be applicable to holders of Common Stock and does not deal with non-U.S., state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our voting stock; a partnership or other pass-through entity for United States federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation”; or a “passive foreign investment company”).

We cannot assure you that a change in law will not alter significantly the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our Common Stock, you should consult your own tax advisors.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a tax-free recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split Common Stock for shares of post-split Common Stock. The post-split Common Stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split Common Stock held by that stockholder immediately prior to the Reverse Stock Split. A stockholder’s holding period for the post-split Common Stock generally will be the same as the holding period for the pre-split Common Stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding the characterization of the Reverse Stock Split for United States federal income tax purposes.

Certain Risks Associated with the Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the price level of our shares of Common Stock and, as a result, may enable the Company to maintain listing of our Common Stock on The NASDAQ Capital Market. Given the volatility and fluctuations in the capital markets, however, the Board believes that the likelihood of our stock price increasing to meet the NASDAQ listing requirements within the 180-day grace period without the Reverse Stock Split is remote and that the Company likely will have to take additional actions to comply with NASDAQ requirements. There are a number of risks associated with the Reverse Stock Split, including as follow:

●	The Board cannot predict the effect of the Reverse Stock Split upon the market price for our shares of Common Stock, and the history of similar reverse stock splits for companies in like circumstances has varied.

●	The market price per share of Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. If the market price of our shares of Common Stock declines after the Reverse Stock Split, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

●	The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the minimum bid price per share as required by NASDAQ, or the Company may fail to meet the other requirements for continued listing on the NASDAQ, including the minimum value of listed securities, as described above, resulting in the delisting of our Common Stock.

●	The market price of our shares of Common Stock may also be affected by the Company’s performance and other factors, the effect of which the Board cannot predict.

●	Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

●	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

●	In the future, the market price of the shares of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price of the shares of our Common Stock prior to the Reverse Stock Split.

●	If the Reverse Stock Split is effected and the market price of the shares of our Common Stock then declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. Additionally, the liquidity of the shares of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the implementation of the Reverse Stock Split.

●	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

●

In the event the Reverse Stock Split is approved we will have additional shares of Common Stock to settle our obligations under the Senior Convertible Notes and other securuties which may result in significant dilution to our stockholders

Required Vote

The affirmative vote of the holders of a majority of the outstanding voting stock is required to amend our Certificate of Incorporation to effect the Reverse Stock Split. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST this proposal.

IF OUR STOCKHOLDERS DO NOT APPROVE THE REVERSE STOCK SPLIT, THE BOARD BELIEVES THAT THE LONG-TERM FINANCIAL VIABILITY OF THE COMPANY COULD BE THREATENED DUE TO (I) OUR INABILITY TO SETTLE OUR OBLIGATIONS UNDER THE CONVERTIBLE NOTES AND (II) THE COMPANY’S INABILITY TO CONSUMMATE FUTURE EQUITY OFFERINGS TO MEET ITS ONGOING EXPENSES. SOME OF THESE CONSEQUENCES MAY BE MITIGATED IF THE REVERSE STOCK SPLIT IS APPROVED AND IMPLEMENTED.

OUR BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT

PROPOSAL TWO - ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Adjournment of the Special Meeting

In the event that the number of shares of Common Stock present in person via attendance at the Special Meeting or represented by proxy at the Special Meeting and voting “FOR” the adoption of any of the proposals specified in the Notice of Special Meeting is insufficient to adopt every or any proposal, we may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of such proposal specified in the Notice of Special Meeting. In that event, we will ask stockholders to vote upon the adjournment proposal and on the other proposals discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Vote Required and Board Recommendation

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of voting stock present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of the Adjournment Proposal. Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information concerning beneficial ownership of Akerna’s capital stock outstanding as of the date of this prospectus, by: (1) each stockholder known to be the beneficial owner of more than five percent of any class of Akerna’s voting stock then outstanding; (2) each of Akerna’s directors and nominees to serve as director; (3) each of Akerna’s named executive officers; and (4) Akerna’s current directors and executive officers as a group.

As of July 13, 2022 there were 79,166,183 shares of Common Stock issued and outstanding. Each share entitles the holder thereof to one vote.

The information regarding beneficial ownership of shares of Common Stock has been presented in accordance with the rules of the SEC. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (1) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (2) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from Akerna within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner(1)	Number of Akerna Shares of Common Stock	Percentage(2)
DIRECTORS AND OFFICERS
Jessica Billingsley(3)	1,190,661	1.5%
Matthew Kane(4)	613,307	*
Scott Sozio(5)	290,654
Tahira Rehmatullah(6)	56,912	*
Mark Iwanowski(7)	6,261	*
David McCullough(8)	64,306	*
Ray Thompson(9)	63,410	*
Nina Simosko	77,756	*
John Fowle(10)	34,205	*
Barry Fishman(11)	2,646	*
Larry Dean Ditto, Jr.	0	-
All directors and officers as a group (eleven persons)	2,400,118	3%

*	Less than one percent.

(1)	Unless otherwise noted, the address of each of the persons listed above is 1550 Larimer Street #246 Denver, Colorado 80202.

(2)	The percentage is based on 79,166,183 shares of Common Stock issued and outstanding as of July 13, 2022.

(3)	Represents 1,078,290 shares held by Jessica Billingsley Living Trust and 112,371 shares held directly by Ms. Billingsley. Ms. Billingsley, the trustee of the Jessica Billingsley Living Trust, has sole and dispositive power over the shares held by the Jessica Billingsley Living Trust. Does not reflect 27,500 restricted stock units issued pursuant to Akerna’s Incentive Plan, which vest as follows: 2,500 RSUs, which vest as follows: 2,500 units shall vest on July 1, 2023, 10,000 RSUs, which vest as follows: 5,000 units shall vest on July 1, 2023, and 5,000 units shall vest on July 1, 2024, and 15,000 RSUs, which vest as follows: 5,000 units shall vest on December 1, 2022, 5,000 units shall vest on December 1, 2023, and 5,000 units shall vest on December 1, 2024.

(4)	Includes 261,340 shares held by Seam Capital, LLC. Mr. Kane is a manager of Seam Capital, LLC, and as such, Mr. Kane has sole and dispositive power of the shares held by Seam Capital, LLC. Also, includes 351,967 shares of Common Stock held directly by Mr. Kane.

(5)	Represents 290,654 shares and warrants to acquire 32,310 common shares held by Mr. Sozio. Does not reflect 58,582 restricted stock units issued pursuant to Akerna’s Incentive Plan, which vest as follows: 25,542 units shall vest on July 1, 2023 and 25,542 units shall vest on July 1, 2024, and 7,500 RSUs, which vest as follows: 2,500 units shall vest on December 1, 2022, 2,500 units shall vest on December 1, 2023, and 2,500 units shall vest on December 1, 2024.

(6)	Represents 56,912 shares of Common Stock.

(7)	Represents 6,261 shares of Common Stock.

(8)	Reflects 64,306 shares of Common Stock. Does not reflect 27,000 restricted stock units issued pursuant to Akerna’s Incentive Plan, which vest as follows: 2,000 RSUs, which vest as follows: 2,000 units shall vest on July 1, 2023, 10,000 RSUs, which vest as follows: 5,000 units shall vest on July 1, 2023, and 5,000 units shall vest on July 1, 2024, and 15,000 RSUs, which vest as follows: 5,000 units shall vest on December 1, 2022, 5,000 units shall vest on December 1, 2023, and 5,000 units shall vest on December 1, 2024.

(9)	Reflects 63,410 shares of Common Stock. Does not reflect 39,792 restricted stock units issued pursuant to Akerna’s Incentive Plan, which vest as follows: 2,500 RSUs, which vest as follows: 2,500 units shall vest on July 1, 2023, 6,679 RSUs, which vest as follows: 6,679 units shall vest on January 1, 2023. 6,250 RSUs, which vest as follows: 6,250 units shall vest on January 1, 2023, 10,000 RSUs, which vest as follows: 5,000 units shall vest on July 1, 2023, and 5,000 units shall vest on July 1, 2024, and 15,000 RSUs, which vest as follows: 5,000 units shall vest on December 1, 2022, 5,000 units shall vest on December 1, 2023, and 5,000 units shall vest on December 1, 2024.

(10)	Represents 34,205 shares of Common Stock.

(11)	Represents 2,646 shares of Common Stock.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in Akerna’s control.

OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Special Meeting. If any other matters properly come before the shareholders at the Special Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Stockholder Proposals

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its headquarters at 1550 Larimer Street #246, Denver, Colorado 80202 no later than December 22, 2022.

In addition, our Amended and Restated Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date we first mailed our proxy materials for the preceding year’s Annual Meeting of stockholders, or if the date of the Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s Annual Meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting is first given or made (which for this purpose shall include any and all filings of the Company made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. Accordingly, for our 2023 Special Meeting, notice of a nomination or proposal must be delivered to us no later than January 21, 2023 and no earlier than December 22, 2022. Nominations and proposals also must satisfy other requirements set forth in the Amended and Restated Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the Annual Meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the Annual Meeting of stockholders and any adjournments or postponements. The Chief Executive Officer may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at Akerna Corp., 1550 Larimer Street #246, Denver, Colorado 80202, to inform us of their request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Akerna Corp., 1550 Larimer Street #246, Denver, Colorado 80202, Attn: Secretary.

APPENDICES

APPENDIX A	Form of Proxy Card
APPENDIX B	Amendment to Certificate of Incorporation

SIGNATURE

By:	Order of the Board of Directors,

/s/ Jessica Billingsley
Jessica Billinglsey
Chief Executive Officer

July 28, 2022

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

FORM OF PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY

Vote by Internet – QUICK *** EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AKERNA CORP.
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Mountain Time, on August 29, 2022.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote you shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

Please detach here

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDER- SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AT THE SPECIAL MEETING. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPOEMENTS OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FOR PROPOSALS 1 & 2.
Please mark your vote: ☒

1.	Reverse Stock Split	FOR	AGAINST	ABSTAIN

		☐	☐	☐

2.	Approval of the Adjournment Proposal	FOR	AGAINST	ABSTAIN

		☐	☐	☐

Address Change? Mark box, sign, and indicate changes below: ☐

CONTROL NUMBER

Date ___________________________

Signature(s) in Box
Please sign exactly as your name(s) appears on the Proxy.
If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority.
Corporations should provide full name of corporation and
title of authorized officer signing the Proxy.

A-1

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders

To view the Proxy Statement and for directions on how to attend the
Special Meeting, please go to:

https://www.cstproxy.com/akerna/sm2022

This proxy is solicited by the Board of Directors

AKERNA CORP.

Special Meeting of Stockholders

August 30, 2022 9:00 AM (Mountain Time)

I/We being stockholders of Akerna Corp. (the “Company”), hereby appoint Jessica Billingsley, Chief Executive Officer, to the Company and Dean Ditto, Interim Chief Financial Officer to the Company OR ___________________ as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the undersigned stockholder in accordance with the following direction (or if no directions have been given, as recommended by the Board of Directors) and all other matters that my properly come before the Special Meeting of the Company to be held at 201 Milwaukee St Unit 200, Denver, CO 80206 on August 30, 2022 at 9:00 AM Mountain Time or at any adjornment or postponement thereof.

[Continued and to be signed on reverse side]

A-2

APPENDIX B

SECOND

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AKERNA CORP.

Akerna Corp. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation (the “Board”) resolutions were duly adopted authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware amendments (the “Amendment”) to the Corporation’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to add a paragraph to the Fourth Article of the Corporation’s Certificate of Incorporation as set forth below.

SECOND:

The FOURTH Article of the Corporation’s Certificate of Incorporation is hereby amended to add the following paragraph following all current paragraphs:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every twenty shares of the Corporation’s issued and outstanding Common Stock, par value $0.0001 per share, that are issued and outstanding immediately prior to [date] shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.0001 per share, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.”

THIRD: That pursuant to a resolution of the Board, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

FOURTH:  That the aforesaid Amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FIFTH:  The foregoing amendment shall be effective on [●] at 12:01 am EST.

SIXTH: Except as herein amended, the Corporation’s Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this [●], 2022.

AKERNA CORP.

By:
Name:
Title: Chief Executive Officer

B-1